UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION
13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2003

THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24799	52-2056410
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

2000 Pennsylvania Avenue, NW
Suite 6000,
Washington, DC	20006
(Address of Principal	(Zip Code)
Executive Offices)

(202) 777-5000
(Registrant’s Telephone Number,
Including Area Code)

Item 9. Regulation FD Disclosure.

In a press release on October 30, 2003, The Corporate Executive Board Company (the “Company”) announced the appointment of Mr. Daniel O. Leemon to its Board of Directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost

Timothy R. Yost
Chief Financial Officer

Date: October 31, 2003

Exhibit Index

Exhibit No	Description

99.1	Press Release dated October 30, 2003.